EXECUTION COPY
                              SUPPLY AGREEMENT dated as of
               January 8, 1997 (this "Agreement"), by and between BAYER AG, BAYER CORPORATION
               ("Bayer US" and together with Bayer AG,
               "Bayer"), BARR LABORATORIES, INC. ("Barr") and HOECHST MARION ROUSSEL, INC. ("HMR").

          WHEREAS Bayer AG, Bayer US and Barr entered into a Settlement Agreement and Mutual Release dated as of the date hereof (the "Barr Settlement Agreement"), in the matter of litigation relating to United States Patent No. 4,670,444 (the "`444 Patent"), which claims, inter alia, the novel compound commonly known as ciprofloxacin ("ciprofloxacin"), then pending in the United States District Court for the Southern District of New York (the "District Court"), in which litigation Bayer AG and Bayer US were the plaintiffs and Barr was the defendant;
          WHEREAS HMR and Rugby Laboratories, Inc. have maintained co-control with Barr of the defense against Bayer's claims in the litigation and have paid or reimbursed Barr for a portion of its cost of defending against Bayer's claims in the litigation;
          WHEREAS Bayer AG, Bayer US, HMR and Rugby
Laboratories, Inc. entered into a Settlement Agreement and

Mutual Release dated as of the date hereof (the "HMR
Settlement Agreement");

           ***



                                        ***

          WHEREAS the parties are entering into this Agreement as required by the Barr Settlement Agreement and the HMR Settlement Agreement;
          WHEREAS, in certain circumstances more fully described herein, Bayer will manufacture and supply Barr and HMR (the "Purchasers") with the Product (as defined below) as finished product for sale by Purchasers; and
          WHEREAS Purchasers wish Bayer to make Product available to them for purchase according to the provisions of this Agreement.

          NOW, THEREFORE, Bayer AG, Bayer US and Barr and
HMR agree as follows:

                         ARTICLE I
                        Definitions
          SECTION 1.01. Definitions. The following terms shall have the following meanings:
          "Adjustment Date" shall mean the date that is six months prior to the Final Expiration Date.
          "***       Settlement Agreement" shall have the
meaning set forth in the recitals.
          "Barr" shall mean Barr Laboratories, Inc.
          "Barr Escrow Account" shall mean the escrow account of Barr at Citibank N.A., or any other responsible institution, established to receive payments due to Barr under the Barr Settlement Agreement and this Agreement.
          "Barr Settlement Agreement" shall have the meaning set forth in the recitals.
          "Barr's Aggregate Costs" shall have the meaning set forth in Section 3.06(d).
          "Barr's Costs" shall have the meaning set forth in
Section 3.06(d).
          "Bayer" shall mean Bayer AG and Bayer US.
          "Bayer Option" shall have the meaning set forth in
Section 4.02.

          "Bayer US" shall mean Bayer Corporation.
          "Breaching Party" shall have the meaning set forth in Section 16.02(b).
          "Calendar Quarter" shall mean each consecutive three-month period beginning on either January 1, April 1, July 1 or October 1 of any given year.
          "Determination Date" shall mean the earlier of
(i) the Invalidity Date and (ii) the Generic Date.
          "District Court" shall have the meaning set forth in the recitals.
          "Final Expiration Date" shall have the meaning set forth in Section 7.01.
          "Generic Date" shall mean the date of launch of a generic product in the United States containing ciprofloxacin by a third party that is not licensed by Bayer after the '444 Patent becomes invalid or unenforceable on a final and nonappealable basis as to such third party other than due to the Invalidity Date.
          "HMR" shall have the meaning set forth in the recitals.
          "HMR Settlement Agreement" shall have the meaning set forth in the recitals.
          "Invalidity Date" shall mean the date of a final and nonappealable judgment or a final and nonappealable declaration that the `444 Patent is invalid or unenforceable as to all persons in the United States.
          "Net Revenues" shall have the meaning set forth in
Section 3.06(d).
          "Net Sales" shall have the meaning set forth in
Section 3.06(d).
          "Net Selling Price" shall mean, ***







                    *** during such relevant period.
          "Option Date" shall mean the date specified in the Option Notice as the date on which Bayer's obligation to supply Product to Purchasers shall commence, unless Bayer revokes the Option Notice in accordance with Section 4.02.
          "Option Notice" shall mean the notice delivered by Bayer to Representative pursuant to Section 4.02 of this Agreement informing Representative of Bayer's intention to exercise the Bayer Option.

          "'444 Patent" shall have the meaning set forth in the recitals.
          "Patents" shall mean the '444 Patent and all the other patents and patent applications and any divisions, continuations, continuations-in-part, reissues or extensions derived therefrom, related to the synthesis, manufacture, compound or precursors to ciprofloxacin and any pharmaceutical formulation containing ciprofloxacin existing in the United States as of the date of this Agreement that are owned by Bayer or any of its subsidiaries.
          "Product" shall have the meaning set forth in
Article II.
          "Product Specifications" shall have the meaning set forth in Article II.
          "Put Price" shall have the meaning set forth in
Section 3.06(a)(i).
          "Quality Assurance Specifications" shall have the meaning set forth in Section 3.05(b).
          "Representative" shall have the meaning set forth in Section 9.02.
          "Settlement Agreement" shall have the meaning set forth in the recitals.
          "Settlement Agreements" shall have the meaning set forth in the recitals.

          A "SKU" shall mean a given package size of a given strength of Product.
          "Stub Period" shall mean the period from the earlier of the Option Date and the Adjustment Date until the earliest of the next March 31, June 30, September 30 or December 31.
          A "subsidiary", with respect to a party, shall mean any corporation, partnership, limited liability company or other entity the voting interests in which are owned 50% or more by that party.
          "Supply Period" shall mean the period that
(i) commences with the earlier of ***












                              ***

          "Termination Date" shall have the meaning set forth in Section 7.01.
          "Trade Discounts" shall mean prompt payment discounts given by Bayer to encourage payment of trade receivables prior to the net payment date.
          "Trade Discount Percentage" shall mean, for a particular Calendar Quarter, the percentage that is ***






    ***

                         ARTICLE II
                          Product
          For purposes of this Agreement, the term "Product" shall mean all oral dosage forms of ciprofloxacin presently or subsequently marketed by Bayer or any of its subsidiaries in the United States under a New Drug Application or a Supplemental New Drug Application of Bayer or any of its subsidiaries and pursuant to or under the authority of
(i) the Patents or (ii) the Patents and other patents owned by Bayer or any of its subsidiaries, which conform to product specifications as approved from time to time by the Food and Drug Administration (the "FDA"), except that during any period of market exclusivity for a particular SKU granted by the FDA pursuant to the Patent Term Restoration Act of 1984, as amended, the term "Product" shall not include such SKU. The term "Product" shall not include any oral dosage forms of ciprofloxacin marketed pursuant to a New Drug Application or Supplemental New Drug Application that employs patented technology of a third party. Within 60 days of the date of this Agreement, Bayer will provide to the Purchasers the current product specifications for the Product (the "Product Specifications").

                        ARTICLE III
             Manufacture and Supply of Product
          SECTION 3.01.  Purchase and Sale of Product.
Subject to the terms and conditions of this Agreement, Bayer shall supply Purchasers with Product. Purchasers shall purchase and accept all of Purchasers' requirements for Product from Bayer and shall have the right to sell Product purchased from Bayer only in the United States and Puerto Rico and not elsewhere under a single trademark of the Purchasers; provided, that such trademark shall not be similar to CIPRO or any other trademark or tradename of Bayer AG or any of its subsidiaries. Product shall be manufactured and packaged in accordance with Bayer's Product Specifications. Bayer's Product Specifications may be altered from time to time without the necessity of amending this Agreement.
          ***


















          ***

          SECTION 3.02.  Product To Be Supplied by Bayer.
(a) Bayer will use its reasonable best efforts to supply Purchasers with the quantities of Product ordered by Representative in accordance with the terms of this Agreement; provided, however, that Bayer may supply Purchasers with quantities of Product that vary no more than
***   the quantities stipulated in Representative's firm
order; provided, further, that Bayer shall redress *** when supplying subsequent orders.
          (b) Bayer shall offer for sale to Purchasers Product packed in containers in the standard packaging and labeling for, and made in the sizes, shapes, and colors and to the other specifications as, the Product offered at such time by Bayer to Bayer's other customers except that nothing herein shall require Bayer to sell the Product or any packaging to the Purchasers with the trademark CIPRO or Bayer's NDC number for CIPRO.

          (c)  ***

                              ***



          SECTION 3.03.  Estimates, Orders and Delivery
Variances.  (a)  At least     ***        before the
beginning of each Calendar Quarter in which Bayer is obligated to supply Purchasers with Product pursuant to this Agreement, Representative shall provide Bayer with a rolling
***   forecast of its requirements of Product broken down by
calendar months.  This forecast will specify package size.
The  ***        calendar months of this forecast shall
represent a firm order, which shall be supplied by Bayer to Purchasers in accordance with Representative's purchase orders. Purchase orders must be delivered to Bayer by Representative at least *** days prior to the shipment date requested in such purchase order. The requirements of the Stub Period and the first firm order appear in paragraph (b) which follows.
          (b)   At least      ***        prior to the
anticipated first date of receipt of Product by the Purchasers hereunder ***, representatives of Bayer and Representative shall meet pursuant to Section 9.01(a) and negotiate in good faith the quantities and delivery dates of Product to be supplied in the Stub Period and the first Calendar Quarter thereafter. If Product is to be delivered by Bayer *** or upon occurrence of the Adjustment Date or pursuant to Section 3.06(c), Bayer shall use its reasonable best efforts to supply the Purchaser with Product that Representative determines to be the Purchasers' reasonable requirement for the Stub Period and the first Calendar Quarter thereafter. In all other cases, Bayer shall use its reasonable best efforts to supply the Purchasers with the quantities of Product that Representative and Bayer determine to be the Purchasers' requirements for the Stub Period and the first Calendar Quarter thereafter. Representative shall place the
first firm order at least     ***   in advance of the
anticipated first date of receipt of Product (or as soon as reasonably practicable if *** is not possible); ***






                                   ***.

          (c) As soon as is reasonably practicable prior to the reasonably likely start of the Supply Period, representatives of Bayer and the Representative shall meet pursuant to Section 9.01(a) and negotiate in good faith the quantity and delivery dates of Product to be supplied during
the first      ***        of the Supply Period.  Bayer shall
use its reasonable best efforts to supply the Purchasers with the quantities of Product that Bayer and the Representative determine to be the Purchasers' requirements
for such  ***        period.  ***















                                                       ***
          SECTION 3.04. Government Approvals. (a) Bayer has and will maintain with the FDA its existing New Drug Applications, and will maintain with the FDA any subsequently approved New Drug Applications, relating to the Product.
          (b) The parties shall promptly and fully advise each other of any instructions, recommendations or specifications required by any government regulatory agency concerning the Product. Bayer shall notify Representative and Representative shall notify Bayer of any actions that Bayer or Representative, as the case may be, intends to take in response to government regulatory agency requirements concerning the Product. Disclosures by any party to the other parties may be modified to protect such disclosing party's proprietary information and technology.
          (c) The Purchasers shall immediately notify Bayer of all contacts with the FDA or other regulatory agencies concerning Product. If the Purchasers are required by the FDA to take any action with respect to Product without delay or without any element of discretionary action or decision, the Purchasers shall immediately notify Bayer. Purchasers shall promptly provide Bayer with copies of all material that it submits to the FDA concerning Product and all other communications with the FDA concerning Product.
          (d) Each Purchaser will utilize an NDC number in the form of XXXX-YYYY-ZZ for such Purchaser's sales and distribution of Product. Either Purchaser may change its

NDC number with the consent of Bayer, which consent shall not be unreasonably withheld.
          SECTION 3.05.  Manufacture and Packaging of
Product. (a) Bayer shall manufacture and package the Product in finished dosage units in conformity with the Product Specifications. All Product sold by a Purchaser shall have a label of that Purchaser stating an equivalent of "Manufactured by Bayer Corporation" and displaying the trademark of the Purchasers, and not displaying the mark CIPRO or any other trademark or tradename of Bayer AG or any of its subsidiaries.
          Purchasers may make changes to the Product
Specifications relating to packaging and/or labeling after meeting with Bayer under Section 9.01 in order to reach agreement on implementation procedures; provided that any such changes (i) must comply with all FDA requirements and
(ii) must be approved by Bayer, which approval shall not be unreasonably withheld. Purchasers shall reimburse Bayer for all extra costs incurred by Bayer for making any such changes, including the cost of destroying obsolete packaging, labeling or related materials.
          Nothing contained herein shall prevent Bayer from modifying its manufacturing or packaging specifications or the Product labeling, so long as such changes conform to FDA requirements and the NDAs relating to the Product. Bayer shall notify Representative promptly following a final decision to make or, if FDA approval is required, to seek approval for such changes, but in no event shall Representative be given less than forty-five (45) days advance written notice of the fact and specifics of such modification, unless a shorter time is required to comply with FDA requirements.
          (b) Bayer's quality assurance procedures and in-plant quality assurance checks after the manufacture of Product shall be applied in conformity with the requirements of the FDA and with the quality assurance specifications for the Product (which may be modified to the extent necessary to protect Bayer's proprietary information) (the "Quality Assurance Specifications") to be supplied by Bayer to the Purchasers within 60 days of the date of this Agreement, and which shall thereafter be modified as required by applicable government regulation.
          (c) Representative shall have the right once per year, upon thirty (30) days' prior written notice, to arrange for an inspection by an independent mutually acceptable inspector, during regular business hours, of Bayer's production facilities used, or to be qualified for use, in connection with the manufacture of Product for

Representative. Such inspection shall be limited to Bayer's compliance with then current GMP regulations in the production, testing and storage of the Product. The inspection report contents shall be limited to advising whether Bayer does, or does not, comply with such regulations. Any such inspector shall be required to execute a confidentiality agreement consistent with this
Section 3.05(c) and in the form reasonably requested by Bayer prior to any such inspection.
          (d) Quality assurance and analytical records will be maintained by Bayer as required by relevant regulatory agencies, and copies thereof will be made available to Representative if requested.
          (e) Each Product container shall show the lot number(s), clearly distinct from all other numerical identifications, and such lot number(s) shall be on the shipping documents.
          SECTION 3.06.  Pricing.  ***




                                                       ***

***






















                                                       ***

***













                                             ***
          (c)  Bayer reserves the right to enter into
license or supply agreements with other persons for the sale of Product in the United States. In this connection, "Private Label Distributor" shall mean a person (other than the Purchasers) which markets Product in the United States under a tradename or trademark which is not CIPRO (or such other tradename or trademark under which Bayer is marketing the Product). Bayer agrees that the Purchasers shall have
at                            ***

*** before Bayer may allow a Private Label Distributor to enter the market. ***





















                                   ***

          ***






















                                                       ***

***






















                                                       ***

***









                    ***
          SECTION 3.07.  Payment.  ***








                              ***
          (c) Product shall be made available for shipping F.O.B., Bayer's designated facility within the continental United States or Puerto Rico. Bayer shall arrange for shipping of Product from the continental United States or Puerto Rico to each Purchaser's facilities designated in Representative's weekly shipping schedule, at that Purchaser's expense, and title and risk of loss shall pass upon delivery to the carrier.
          (d) Notwithstanding anything to the contrary herein, if any Purchaser is more than 90 days in arrears in its payments to Bayer for Product, Bayer may suspend future shipments of Product until such time as such payments are made current, unless the total amount in arrears is being disputed in good faith by such Purchaser.
          SECTION 3.08. Requirements. Each Purchaser shall purchase from Bayer 100% of its requirements for the Product to be sold in the United States and Puerto Rico.
          SECTION 3.09.  Floor Stock Price Protection.
(a)  This Section 3.09(a) shall apply ***




                                                  ***

***





















                    ***

     ***

                                                       ***

                         ARTICLE IV
                              ***


















                                                       ***

***






















                                                       ***

***

                                             ***
          SECTION 4.02.  Bayer Option.  On ***
prior written notice to Representative, Bayer may elect, in
its sole discretion, to cease making the payments to the
***        set forth in Schedule 4.01 (the "Bayer Option").
***






          ***

                         ARTICLE V
              Labeling and Medical Information
          Bayer shall supply to Representative such medical and labeling information as is reasonably required by a diligent pharmaceutical company to support the registration of the Product and to ensure that Purchasers can undertake and fulfill their legal, regulatory and medical responsibilities relating to its sale of the Product. For the same reason, Bayer shall supply copies of its promotional materials (but with no element of pricing information) to Representative to assist Purchasers in ensuring that their own promotional materials are consistent and not capable of introducing ambiguities or differences of interpretation in the marketplace.
          Bayer shall ensure that Representative has reasonable access to Bayer's medical information and summaries of safety and effectiveness data provided to the FDA in connection with the Product at the time of Product approval, as supplemented from time to time. Bayer shall provide such additional information and materials reasonably requested by Representative relating to the foregoing, including labeling, package inserts and product packaging.
          Bayer shall arrange meetings to take place between Representative and Bayer's representatives as soon as practicable before Purchasers commence sales of Product to discuss medical and regulatory information concerning the Product.

                         ARTICLE VI
                         Warranties
          SECTION 6.01.  Bayer agrees that all Product
delivered to Purchasers pursuant to this Agreement shall not, at the time of delivery, be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic

 Act of the United States of America, as amended, as such Act is constituted and effective at the time of delivery, and the Product will not be an article which may not, under the provisions of Sections 404 and 505 of such Act, be introduced into interstate commerce.
          SECTION 6.02.  Bayer warrants that Product
delivered to Purchasers pursuant to this Agreement shall conform with the Product Specifications, as amended from time to time, and the Quality Assurance Specifications, as amended from time to time, and shall conform to the relevant FDA requirements. BAYER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY BAYER. Except for damages which arise out of or are attributable to any act or omission on the part of Bayer, Bayer shall not be liable for indirect damages resulting from Product sold under this Agreement.
          SECTION 6.03. Bayer shall indemnify and hold Purchasers harmless from and against all claims, causes of action, settlement costs including reasonable attorneys' fees, losses or liabilities and expenses of whatever nature which arise from or are attributable to:
          (a) any Product characteristic or any
     manufacturing defect or failure to meet the Product Specifications and Quality Assurance Specifications during or as a result of manufacture of the Product by Bayer; or
          (b) any negligent act or omission on the part of Bayer's employees, agents or representatives.
In the event of any such claim against a Purchaser or any Purchaser affiliate or any agent, director, officer or employee, that Purchaser shall promptly notify Bayer in writing of the claim and Bayer shall manage and control, at its sole expense, the defense of the claim and its settlement. That Purchaser shall cooperate with Bayer and may, at its option and expense, participate in any such action or proceeding.
          SECTION 6.04. Each Purchaser shall indemnify and hold Bayer harmless from and against all claims, causes of action, settlement costs, including reasonable attorneys' fees, losses or liabilities and expenses of any kind asserted by third persons which arise out of or are attributable to any negligent act or omission on the part of that Purchaser or its employees, agents or representatives.

          In the event of any such claim against Bayer, or any Bayer affiliate or any agent, director, officer or employee, Bayer shall promptly notify the relevant Purchaser in writing of the claim, and that Purchaser shall manage and control, at its sole expense, the defense of the claim and its settlement. Bayer shall cooperate with that Purchaser and may, at its option and expense, participate in any such action or proceeding.
          SECTION 6.05. In the event that the FDA requires withdrawal of Product from the market, or as soon as any party is required to recall or is considering the recall of the Product, it shall immediately advise the other and, at the same time, provide the other with all information leading to the need for such recall or the consideration of it. Such party will use its reasonable efforts to ensure that the others are given ample opportunity to participate in all meetings with the FDA, and to the extent possible, the parties shall together use their good faith efforts to remedy the cause of the withdrawal or recall. It is intended by the parties, by inclusion of this provision, that there are no arbitrary one-sided decisions to recall the Product in the United States or Puerto Rico, without first ensuring well-informed and co-operative discourse among the parties.

          Reasonable costs (but not including loss of profits) associated with any recall or withdrawal of Product hereunder, including the replacement Product manufactured by Bayer, shall be borne by the party whose acts or omissions resulted in the need for the recall or withdrawal.
          If the recall or withdrawal of Product hereunder arises from an act or omission of Bayer, Bayer shall immediately replace, at Bayer's expense, the Product so recalled or withdrawn, so that the Purchasers' businesses are interrupted as little as possible.
          SECTION 6.06. Each party will advise the others within five (5) working days of the details of any significant Product complaint which it may receive as to the safety or efficacy of the Product, or significant and/or repetitive adverse reactions to the Product.

                        ARTICLE VII
                    Term and Termination
          SECTION 7.01. This Agreement shall terminate on the date (the "Termination Date") that is the earlier of the date of final expiration of the `444 Patent (the "Final Expiration Date") and the expiration of the Supply Period; provided, however, that such date shall be extended if necessary to permit the Supply Period to have a length of six months.

          SECTION 7.02. Termination or expiration of this Agreement by any means and for any reason shall not relieve the parties of any obligation accruing concurrently therewith or prior thereto and shall be without prejudice to the rights and remedies of any party with respect to any breach of any of the provisions of this Agreement.

                        ARTICLE VIII
                       Force Majeure
          SECTION 8.01. Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay; provided that such delay has been caused by or is the result of any acts of God; acts of the public enemy; insurrections; riots; embargoes; labor disputes, such as strikes, lockouts or boycotts; fires; explosions; floods; earthquakes; mudslides; or other unforeseeable causes beyond the control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are necessary to relieve the effect of such cause as rapidly as possible.

          SECTION 8.02. Should any event of force majeure interrupt or reduce the manufacturing capacity of Bayer so as to limit Bayer's ability to produce sufficient Product for its and for Purchasers' requirements hereunder, then the quantity of Product which still can be produced by Bayer (if any) shall be allocated between the parties in such proportions as recognizes the share in the volume of Product manufactured by Bayer during *** represented by Purchasers' purchases of Product during such period (if Product has been ***, the Purchasers' *** forecast of its requirements (that was delivered to Bayer pursuant to Section 3.03) shall be deemed to be the volume of Purchasers' purchases of Product during *** for purposes of this calculation).

                         ARTICLE IX
                    Additional Covenants
          SECTION 9.01.  Meetings.  (a)  On a regularly
scheduled basis, representatives of Bayer and Representative shall meet to confer on the implementation of the transactions contemplated by this Agreement.

          (b)  ***, through meetings held pursuant to
Section 9.01(a), Representative will coordinate with Bayer
to resolve all labeling, tooling, brochure and packaging
issues.  The Purchasers shall promptly reimburse Bayer for
all reasonable startup costs including expenses related to
tooling and dies incurred by Bayer to prepare for supplying
Product to the Purchasers.
          ***











                         ***
          SECTION 9.02. Appointment of Representative for the Purchasers. Barr and HMR hereby appoint Barr as their representative (the "Representative") to act on behalf of each of them as set forth herein. Barr and HMR may replace the Representative by delivery of notice to Bayer AG and Bayer US of their replacement of the Representative, which notice shall contain such replacement Representative's name, address and fax number. Barr and HMR agree to form a joint venture partnership no later than July 1, 1997, and to appoint that partnership to be the Representative promptly thereafter.

                         ARTICLE X
                          Notices
          Any certificate, notice or notification to any party required, permitted or contemplated hereunder will be in writing, will be addressed to the party or parties to be notified at the address set forth below, or at such other address as each party may designate for itself from time to time by notice hereunder, and will be deemed to have been validly served, given or delivered (i) the fifth business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory to such carrier, made for the payment of such fees, or (ii) upon receipt of notice given by telecopy, mailgram, telegram, telex, or personal delivery:
     To Bayer AG:        Bayer AG
                         D-51368 Leverkusen
                         Konzernbereich Recht,
                          Patente/Lizenzen und
                          Versicherungen
                         Germany
                         Attention: General Counsel

                         Fax:  49-214-30-50848

                         To Bayer US:        Bayer
                         Corporation
                         One Mellon Bank Center
                         Pittsburgh, PA 15219-2507
                         Attention:  General Counsel
                         Fax: 412-394-5580

                         With a copy to:     Bayer
                         Corporation
                         Pharmaceuticals Division
                         400 Morgan Lane
                         West Haven, CT 06516-4175
                         Attention: General Counsel

                         Fax:  203-812-2795

     To Barr:            Barr Laboratories, Inc.
                         2 Quaker Road
                         Pomona, NY 10970
                         Attention: General Counsel

                         Fax:  914-353-8419

     To HMR:             Hoechst Marion Roussel, Inc.
                         10236 Marion Park Drive
                         Kansas City, MO 64134-0627
                         Attention: General Counsel

                         Fax:  816-966-3805

     To Representative:  Barr Laboratories, Inc.
                         2 Quaker Road
                         Pomona, NY 10970
                         Attention: General Counsel

                         Fax:  914-353-8419


     With a copy to:     Hoechst Marion Roussel, Inc.
                         10236 Marion Park Drive
                         Kansas City, MO 64134-0627
                         Attention: General Counsel

                         Fax:  816-966-3805

All notices to Bayer must be delivered to Bayer AG and to Bayer US.
                         ARTICLE XI
                     Limited License
          SECTION 11.01. (a) The Purchasers are herein granted a license that is limited to enabling them to perform those activities permitted hereunder with respect to Product for sale in the United States or Puerto Rico; provided, however, that such license shall not be construed as permitting, explicitly or implicitly, any action or activity by the Purchasers either (i) outside the United States or Puerto Rico or (ii) that is not specifically authorized by this Agreement.
          (b) Following the termination of this Agreement, unless said termination is due to a breach of this Agreement by a Breaching Party as determined by a court of competent jurisdiction or by arbitration as provided herein, the Purchasers may manufacture and distribute Product in the same sizes, shapes and colors as Product offered for sale by Bayer in the United States or Puerto Rico as of the date of termination (but no license is granted as to the containers in which Product is sold), subject to any patent rights of Bayer or its subsidiaries that are in force at such time. For the avoidance of doubt, the Purchasers shall have no right to use any trademark (other than trademarks relating to size, shape or color of the Product), tradename, patents, proprietary technology or logo used by Bayer or its subsidiaries.
          SECTION 11.02.***











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                        ARTICLE XII
                       Applicable Law
          This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the local law of the State of New York, excluding any conflicts of law or choice of law, rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The parties expressly exclude the
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application of any provisions of the United Nations
Convention on Contracts for the International Sale of Goods to this Agreement.

                        ARTICLE XIII
                 Confidentiality; Publicity
          SECTION 13.01.  Confidentiality.  With the
intention to keep the terms of this Agreement confidential, Bayer AG, Bayer US, Barr and HMR, on their own behalf and on behalf of their respective officers, directors, employees, agents, affiliates, attorneys and advisors, hereby agree to use their respective reasonable best efforts not to disclose the terms of this Agreement, except as required by law, regulation governmental authority or stock exchange regulation.
          SECTION 13.02. Publicity. Except as the parties have agreed in the Settlement Agreements or may otherwise agree in writing, the parties shall not make any disclosures concerning the terms of this Agreement, except in conformity with Section 13.01.

                        ARTICLE XIV
                         Assignment
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                         ARTICLE XV
                       Effectiveness
          This Agreement shall become effective upon the entry by the District Court of the Consent Judgment. If such entry does not occur, this Agreement shall be null and void and of no force and effect.

                        ARTICLE XVI
                     Dispute Resolution
          SECTION 16.01.  (a)  General.  The parties
recognize that a bona fide dispute as to certain matters may arise from time to time during the term of this Agreement that may relate to the parties' rights and/or obligations hereunder. The parties agree that they shall use all reasonable efforts to resolve any dispute that may arise in an amicable manner.
          (b) Management Resolution. If the parties are unable to resolve such a dispute within thirty (30) days, any party may, by notice to the other parties, have such dispute referred to the respective nominees of the parties. Such nominees shall attempt to resolve the referred dispute by good faith negotiations within thirty (30) days after such notice is received. If the designated nominees are not able to resolve such dispute within such thirty (30) day period, then the parties shall select a mediator to aid them in resolving such dispute through the Center for Public Resources. If the parties do not agree to pursue mediation or, pursuant to such mediation the parties do not resolve their dispute, the parties shall at such time initiate arbitration under the Rules of the American Arbitration Association then in effect. The arbitration proceedings shall be held in New York, New York.
          SECTION 16.02.  Injunctive Relief and Damages.
(a) Notwithstanding Section 16.01 above, the complaining party reserves the right to seek injunctive or other legal or equitable relief, in a court of competent jurisdiction, if, at its election, the complaining party reasonably believes that such relief is necessary. In the event of a breach by any party of any of its obligations under this Agreement, in addition to being entitled to exercise all rights granted by law, any other party to this Agreement will be entitled to specific performance of its rights hereunder. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

In addition, in the event that any party breaches any of its obligations under this Agreement, any other party is entitled to any damages from the breaching party resulting from that breach that it proves in litigation to enforce or terminate this Agreement.
          (b) A breach of a provision of this Agreement or a Settlement Agreement by a party to any such agreement other than Bayer (a "Breaching Party") that results in a material adverse effect on the value to Bayer of the Patents taken as a whole either in the United States or worldwide shall constitute a breach of this Agreement. In such event, Bayer may pursue its remedies for such breach against the Purchasers, except that Bayer may not pursue remedies for money damages against any party other than the Breaching Party.
          (c)  Upon a breach of this Agreement, the
Breaching Party (or if the Breaching Party is not a Purchaser, the Purchaser that is an affiliate of the Breaching Party) shall reimburse Bayer for Bayer's cost of all supplies purchased and on hand or on irrevocable order, if such supplies were ordered by Bayer based on firm purchase orders and such supplies cannot be reasonably used by Bayer for other purposes. Bayer shall invoice the Breaching Party for amounts due hereunder within sixty
(60) days.
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                        ARTICLE XVII
             Waiver--Modification of Agreement
          No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of the parties hereto.
Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by a party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

                       ARTICLE XVIII
                        Severability
          If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein. ***




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                        ARTICLE XIX
                          Headings
          The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                         ARTICLE XX
                            VAT
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          The parties intending to be bound by the terms and
conditions hereof have caused this Agreement to be signed by their duly authorized representatives on the date first above written.

                              BARR LABORATORIES, INC.

                                by

                                  Name:
                                  Title:

                              HOECHST MARION ROUSSEL, INC.,

                                by

                                  Name:
                                  Title:

                              BAYER AG,

                                by
                                   ____________________
                                   Name:
                                   Title:


                              BAYER CORPORATION,

                                by

                                  Name:
                                  Title: